                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 5, 2004


                         COMMISSION FILE NUMBER: 1-11106


                                  PRIMEDIA INC.
                                  -------------
               (Exact name of registrant as specified in its charter)


            DELAWARE                                        13-3647573

------------------------------------------------------------------------------
      (State or other jurisdiction of                     (I.R.S. Employer
       incorporation or organization)                    Identification No.)


                     745 Fifth Avenue, New York, New York
                   ----------------------------------------
                   (Address of principal executive offices)


                                    10151
                                   -------
                                 (Zip Code)


Registrant's telephone number, including area code        (212) 745-0100
                                                          --------------

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

      On February 5, 2004, PRIMEDIA Inc. issued a press release, a copy of which is attached hereto as Exhibits 99.1.

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS.

(c)   Exhibits

      Exhibit 99.1: Press Release of PRIMEDIA Inc., dated February 5, 2004

      Exhibit 99.2: Press Release of PRIMEDIA Inc., dated February 5, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 5, 2004, PRIMEDIA Inc. issued a press release announcing its financial results for the fourth quarter ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.2 to this report on Form 8-K. The information in Exhibit 99.2 is being furnished pursuant to Item 12 of this report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PRIMEDIA INC.
                                     -------------
                                     (Registrant)





Date:   February 5, 2004            /s/  Beverly C. Chell
     ---------------------   -------------------------------------------------
                                          (Signature)
                                   Vice Chairman and Secretary

INDEX TO EXHIBITS



Exhibit No.       Description
-----------       -----------

99.1              Press Release of PRIMEDIA Inc.,
                  dated February 5, 2004

99.2              Press Release of PRIMEDIA Inc.,
                  dated February 5, 2004